Exhibit 10.37

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (the “Amendment”) is made and entered into as of this 30th day of July 2014, by and among PHBC REALTY, LLC, PHDC REALTY, LLC, PHMC REALTY, LLC, PHCA REALTY, LLC, PHEM REALTY, LLC, PHGG REALTY, LLC, PHBS REALTY, LLC, PHGY REALTY, LLC, PHKC CLEVELAND REALTY, LLC, and PHKC SWOPE REALTY, LLC (collectively, “Seller”), and AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as Purchaser (“Purchaser”), and is effective as of the last date of signature below (“Effective Date”).

WHEREAS, Seller and Purchaser entered into that certain Asset Purchase Agreement dated as of July 4, 2014 (the “APA”) (capitalized terms used herein and not otherwise defined shall have the definitions ascribed to them in the APA).

WHEREAS, the parties hereto desire to amend the APA in accordance with the terms and conditions provided herein.

THEREFORE, the Seller and Purchaser agree to amend the APA as follows:

1.In Section 1.1 of the APA (Defined Terms), a defined term “Facilities” is hereby deleted in its entirety and replaced with the following:

““Facilities” means collectively the facilities known as:

(i)	Cassville Health Care and Rehab located in Cassville, Missouri and consisting of sixty (60) skilled nursing units (also individually referred to as the Cassville Facility”); and

(ii)	Big Spring Care Center located in Humansville, Missouri and consisting of sixty (60) skilled nursing units (also individually referred to as the “Big Spring Facility”); and

(iii)
Country Aire Retirement Estates located in Lewistown, Missouri and consisting of sixty (60) skilled nursing units and sixteen (16) licensed residential care beds (also individually referred to as the “Country Aire Facility”); and

(iv)	Buffalo Prairie Care Center located in Buffalo, Missouri and consisting of sixty (60) skilled nursing units (also individually referred to as the “Buffalo Facility”); and

(v)	Edgewood Manor Nursing Home located in Raytown, Missouri and consisting of sixty-six (66) skilled nursing units (also individually referred to as the “Edgewood Manor Facility”); and

(vi)	Georgian Gardens located in Potosi, Missouri and consisting of one-hundred twenty (120) skilled nursing units (also individually referred to as the “Georgian Gardens Facility”); and

(vii)	Golden Years located in Harrisonville, Missouri and consisting of one-hundred thirty-two (132) skilled nursing units (also individually referred to as the “Golden Years Facility”); and

(viii)	Gregory Ridge Living Center located in Kansas City, Missouri and consisting of one-hundred sixteen (116) skilled nursing units (also individually referred to as the “Gregory Ridge Facility”); and

(ix)	Parkway Health and Rehab located in Kansas City, Missouri and consisting of ninety-seven (97) skilled nursing units, (also individually referred to as the “Parkway Facility”); and

(x)
Marshfield Care Center located in Marshfield, Missouri and consisting of seventy-seven (77) skilled nursing units (also individually referred to as the “Marshfield Facility”); for the avoidance of doubt, the Marshfield Facility includes only a facility known as the Marshfield Care Center and does not include a facility known as the Marshfield Place.

Each of the Facilities is referred to individually herein as a “Facility.””
2.In Section 1.1 of the APA (Defined Terms), a defined term “Operator” is hereby deleted in its entirety and replaced with the following:

““Operator” means the current, licensed operator of each Facility, specifically,

(i)    PHBC, LLC, a Delaware limited liability company, with respect to the Cassville Facility; and
(ii)    PHBS, LLC , a Delaware limited liability company, with respect to the Big Spring Facility; and
(iii)    PHCA, LLC, a Delaware limited liability company, with respect to the Country Aire Facility; and
(iv)    PHDC, LLC, a Delaware limited liability company, with respect to the Buffalo Facility; and
(v)    PHEM, LLC, a Delaware limited liability company, with respect to the Edgewood Manor Facility; and
(vi)    PHGG, LLC, a Delaware limited liability company, with respect to the Georgian Gardens Facility; and
(vii)    PHGY, LLC, a Delaware limited liability company, with respect to the Golden Years Facility; and
(viii)    PHKC CLEVELAND, LLC, a Delaware limited liability company, with respect to the Gregory Ridge Facility; and
(ix)    PHKC SWOPE, LLC, a Delaware limited liability company, with respect to the Parkway Facility; and
(x)    PHMC, LLC, a Delaware limited liability company, with respect to the Marshfield Facility.”

3.In Section 1.1 of the APA (Defined Terms), a defined term “Real Property” is hereby deleted in its entirety and replaced with the following:

““Real Property” shall mean:

(i)    with respect to the Cassville Facility, that certain parcel of real property located at 1300 Country Farm Road, Cassville, Missouri and more particularly described in Schedule 1.1(c)(i) attached hereto; and
(ii)    with respect to the Big Spring Facility, that certain parcel of real property located at 202 East Mill Street, Humansville, Missouri and more particularly described in Schedule 1.1(c)(ii) attached hereto; and
(iii)    with respect to the Country Aire Facility, that certain parcel of real property located at 18540 State Highway 16, Lewistown, Missouri and more particularly described in Schedule 1.1(c)(iii) attached hereto; and
(iv)    with respect to the Buffalo Facility, that certain parcel of real property located at 631 West Main Street, Buffalo, Missouri and more particularly described in Schedule 1.1(c)(iv) attached hereto; and
(v)    with respect to the Edgewood Manor Facility, that certain parcel of real property located at 11900 Jessica Lane, Raytown, Missouri and more particularly described in Schedule 1.1(c)(v) attached hereto; and
(vi)    with respect to the Georgian Gardens Facility, that certain parcel of real property located at 1 Georgian Gardens, Potosi, Missouri and more particularly described in Schedule 1.1(c)(vi) attached hereto; and
(vii)    with respect to the Golden Years Facility, that certain parcel of real property located at 2001 Jefferson Parkway, Harrisonville, Missouri and more particularly described in Schedule 1.1(c)(vii) attached hereto; and
(viii)    with respect to the Gregory Ridge Facility, that certain parcel of real property located at 7001 Cleveland Avenue, Kansas City, Missouri and more particularly described in Schedule 1.1(c)(viii) attached hereto; and
(ix)    with respect to the Parkway Facility, that certain parcel of real property located at 2323 Swope Parkway, Kansas City, Missouri and more particularly described in Schedule 1.1(c)(ix) attached hereto; and
(x)    with respect to the Marshfield Facility, that certain parcel of real property located at 800 South White Oak Road, Marshfield, Missouri and more particularly described in Schedule 1.1(c)(x) attached hereto.
in each instance together with all the buildings, fixtures, structures, and improvements thereon, and all easements and rights of way serving or benefiting such property.”

4.Partial Closing.

a.
The parties have agreed to Closing of the purchase of all Purchased Property as of the date hereof other than the Purchased Property relating to the Golden Years Facility to allow additional time for the conditions to Closing for the Golden Years Facility to be met. Accordingly, the parties acknowledge and agree that the Due Diligence Period (as extended below) has not been terminated with respect to the Golden Years Facility and continues on in accordance with the terms of the Agreement, and all other provisions of the Agreement which apply to Seller, the Purchased Property and the Business relating to the Golden Years Facility shall continue in full force and effect notwithstanding the Closing of the other Facilities. For the avoidance of doubt, Purchaser may terminate the Agreement with respect to the Golden Years Facility during the Due Diligence Period (without effect on the portions of the Agreement related to the Seller and other Facilities, which remain in effect post-Closing), and upon any such termination any portion of the Deposit remaining shall be returned to Purchaser and the parties shall have no further liability or obligation to one another relating to the Golden Years Facility except for the surviving provisions of ARTICLE 9.

b.
Notwithstanding the foregoing, the parties acknowledge that Seller may determine it does not desire to satisfy the outstanding conditions for Closing for the Golden Years Facility during the Due Diligence Period, and in such case, Seller has the right to notify Purchaser prior to the expiration of the Due Diligence period of such determination, at what point (a) the Agreement will be terminated as to the Golden Years Facility and the Deposit shall be returned to the Purchaser, and there shall be no liability between the parties for such termination or further liabilities of either party as to the Golden Years Facility except as provided in Article 9, or (b) Purchaser may elect to waive the condition precedent and proceed with Closing.   The parties hereby agree that the Due Diligence Period with respect to the Golden Years Facility is extended for a period of ninety (90) days from the date hereof.

5.In the event that any of the terms of this Amendment shall be inconsistent or contradict the terms of the APA, the terms of this Amendment shall control.

6.Except as explicitly amended and modified by this Amendment, all other terms and conditions of the APA remain unchanged and in full force and effect, and the APA shall not be further amended or modified unless agreed to in writing by the parties thereto.

7.This Amendment shall be governed by the internal laws of the State of Missouri.

8.The APA, as amended and modified by this Amendment, is hereby ratified and confirmed.

9.This Amendment may be executed in counterparts, each of which shall be deemed an original and, taken together, shall constitute one and the same instrument. This Amendment may be executed by the parties by facsimile or email transmission with the same force and effect as original signatures

[Signature Page Follows]

The parties execute this Amendment with the present intent to be bound as of the Effective Date.

PURCHASER:	SELLER:

AMERICAN REALTY	PHBC REALTY, LLC,

CAPITAL HEALTHCARE TRUST II	a Delaware limited liability company
OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership
By: /s/ Benjamin M. Klein
Name: Benjamin M. Klein, Manager

By:	American Realty Capital Healthcare

Trust II, Inc., a Maryland corporation,
its general partner

PHDC REALTY, LLC,
By: ____ /s/ W. Todd Jensen____________            a Delaware limited liability company
Name: ___ W. Todd Jensen ____________

Its: __ EVP and Chief Investment Officer_	By: /s/ Benjamin M. Klein ________

Name: Benjamin M. Klein, Manager

PHMC REALTY, LLC,
a Delaware limited liability company

By: /s/ Benjamin M. Klein ________
Name: Benjamin M. Klein, Manager

PHCA REALTY, LLC,
a Delaware limited liability company

By: /s/ Benjamin M. Klein ________
Name: Benjamin M. Klein, Manager

PHEM REALTY, LLC,
a Delaware limited liability company

By: /s/ Benjamin M. Klein ________
Name: Benjamin M. Klein, Manager

SIGNATURE PAGE TO APA AMENDMENT
1 OF 2

PHGG REALTY, LLC,
a Delaware limited liability company

By: /s/ Benjamin M. Klein ________
Name: Benjamin M. Klein, Manager

PHBS REALTY, LLC,
a Delaware limited liability company

By: /s/ Benjamin M. Klein ________
Name: Benjamin M. Klein, Manager

PHGY REALTY, LLC,
a Delaware limited liability company

By: /s/ Benjamin M. Klein ________
Name: Benjamin M. Klein, Manager

PHKC CLEVELAND REALTY, LLC,
a Delaware limited liability company

By: /s/ Benjamin M. Klein ________
Name: Benjamin M. Klein, Manager

PHKC SWOPE REALTY, LLC,
a Delaware limited liability company

By: /s/ Benjamin M. Klein ________
Name: Benjamin M. Klein, Manager

SIGNATURE PAGE TO APA AMENDMENT
2 OF 2